PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2024

September 30, 2023

Safe Harbor Statement

This presentation release contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as supply chain disruptions; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, including the effects of inflation, and conditions within the securities markets; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$13.09
52-Week Range:	$11.61 - $15.18
Shares Outstanding:	7,007,058 shares
Market Capitalization:	$91.7 million
P/E (ttm):	11.28x
Diluted EPS (ttm):	$1.16
Annual Dividend & Yield:	$0.56 (4.28%)
As of September 30, 2023	

Franchise Overview



Bullhead City
Barstow
Lancaster
Palmdale
Victorville
Hesperia
Santa Clarita
Santa Barbara
Ventura
Oxnard
Simi Valley
Burbank
Pasadena
Thousand Oaks
Glendale
Pomona
Fontana
San Bernardino
Los Angeles
East Los Angeles
Ontario
Moreno Valley
Riverside
Norwalk
Downey
Torrance
Fullerton
Orange
Corona
Perris
Hemet
Banning
Yucca Valley
Palm Springs
Cathedral City
Indio
La Quinta
Coachella
Garden Grove
Santa Ana
Huntington Beach
Costa Mesa
Temecula
Oceanside
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Tecate
Calexico
Mexicali
El Centro
Brawley
Calipatria
Colorado Desert
Lake Havasu City
Needles
Parker
Poston
Blythe
Quartzsite
Yuma
San Luis Rio Colorado
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eighth largest deposit market share in Riverside County; Largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreased approximately 3% (sequential quarter)
- Net Interest Margin unchanged at 2.88% (sequential quarter)
- Net Interest Income decreased approximately 1% (sequential quarter)
- Non-Interest Income decreased approximately 34% (sequential quarter)
- Operating Expenses decreased approximately 10% (sequential quarter)

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.5
$9.0
$9.4
$9.4
$9.2
$9.1
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Non-Interest Income


(In Millions)
$1.5
$1.0
$0.5
$0.0
$1.2
$1.0
$1.0
$1.0
$1.1
$0.8
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Operating Expenses


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.4
$6.9
$6.8
$6.9
$7.6
$6.9
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Financial Performance

Pre-Provision, Pre-Tax Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.2
$3.0
$3.5
$3.5
$2.8
$3.0
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.6
$3.0
$3.4
$3.3
$2.8
$2.5
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Quarterly Net Income


(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.5
$2.1
$2.4
$2.3
$1.8
$1.8
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.34
$0.29
$0.33
$0.33
$0.26
$0.25
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.93%
3.05%
3.05%
3.00%
2.88%
2.88%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Efficiency Ratio



80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
66.68%
69.63%
65.74%
66.69%
73.37%
69.32%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.83%
0.69%
0.75%
0.72%
0.55%
0.54%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
7.72%
6.42%
7.27%
7.12%
5.52%
5.40%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Balances and Activity

Developments

- Loans Held for Investment balance decreased approximately 1% (sequential quarter)
- Yield on Loans Held for Investment increased 14 basis points from June 30, 2023
- Total Deposits balance decreased by approximately 2% (sequential quarter)
- Deposit costs increased 15 basis points from June 30, 2023
- Total Borrowings balance unchanged (sequential quarter)
- Borrowing costs increased 18 basis points from June 30, 2023

Loan to Investment Mix



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$188
$179
$171
$164
$156
$150
$940
$994
$1,040
$1,078
$1,078
$1,072
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$465 $378 $90
$468 $430 $89
$465 $480 $88
$466 $513 $90
$461 $519 $91
$457 $522 $88
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$86
$85
$74
$54
$24
$19
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/23	Interest Rate	Balance as of 09/30/22	Interest Rate
Single-Family	$ 521,576	4.24%	$ 429,575	3.56%
Multi-Family	457,351	4.86%	468,031	4.18%
Commercial Real Estate	87,954	5.96%	89,339	4.89%
Construction	2,100	9.19%	3,151	3.84%
Other	104	5.25%	118	5.25%
Commercial Business	1,321	10.50%	1,117	7.97%
Consumer	62	18.50%	70	15.50%
Total Loans Held for Investment	$ 1,070,468	4.66%	$ 991,401	3.98%
Advance Payments of Escrows	125		20	
Deferred Loan Costs, net	9,256		8,159	
Allowance for Loan Losses	(7,679)		(5,638)	
Total Loans Held for Investment, net	$ 1,072,170		$ 993,942	

Loan Composition as of 09/30/23



Construction 0%
Other 0%
Commercial Business 0%
Commercial Real Estate 8%
Consumer 0%
Multi-Family 43%
Single-Family 49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$85
$121
$834
$115
$143
$842
$180
$143
$802
$205
$206
$777
$235
$221
$730
$235
$229
$703
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2023	Rate	At 09/30/2022	Rate
Checking Accounts - Non Interest-Bearing	$ 105,944	- %	$ 123,314	- %
Checking Accounts - Interest-Bearing	289,743	0.04%	339,961	0.04%
Savings Accounts	275,119	0.09%	336,075	0.05%
Money Market Accounts	31,722	0.36%	42,968	0.25%
Time Deposits	228,603	3.37%	143,006	0.95%
Total Deposits (1)(2)	$ 931,131	0.88%	$ 985,324	0.18%
Brokered Deposits Included Above	$ 105,600	5.19%	$ 30,000	2.83%

1) Includes uninsured deposits of approximately $146.1 million and $190.4 million at September 30, 2023 and 2022, respectively.

2) The average balance of deposit accounts was approximately $34 thousand and $33 thousand at September 30, 2023 and 2022, respectively.

Deposit Composition at 09/30/23



11%
23%
4%
32%
30%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2023	Rate	At 09/30/2022	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	40,000	5.60%	55,000	3.16%
Over Three to Six Months	47,500	3.81%	-	-
Over Six to Twelve Months	42,500	5.01%	20,000	2.00%
Over One to Two Years	70,000	4.06%	20,000	2.50%
Over Two to Three Years	20,000	4.72%	20,000	2.70%
Over Three to Four Years	-	-	-	-
Over Four to Five Years	15,009	4.41%	-	-
Over Five Years	-	-	-	-
Total Borrowings (1)	$ 235,009	4.52%	$ 115,000	2.76%

1) The Bank had approximately $286.9 million and $280.0 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $185.3 million and $148.7 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at September 30, 2023 and 2022, respectively.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio unchanged at 0.10% from June 30, 2023
- CECL implementation on July 1, 2023 resulting in $1.2 million increase in the Allowance for Credit Losses
- $545,000 Provision for Credit Losses in the quarter ended September 30, 2023
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Thousands)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23
Non-Performing Assets	$1,423	$964	$956	$945	$1,300	$1,361
NPA to Total Assets	0.12%	0.08%	0.08%	0.07%	0.10%	0.10%
ACL to LHI	0.59%	0.57%	0.56%	0.56%	0.55%	0.72%

(Reversal of) Provision for Credit Losses



(In Thousands)
$750
$500
$250
$-
$(250)
$(500)
$(750)
$(411)
$70
$191
$169
$(56)
$545
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Non-Performing Asset Composition 09/30/23



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,564
$5,638
$5,830
$6,001
$5,946
$7,679
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23

ACL Allocation as of 09/30/23



1%
1%
0%
0%
0%
9%
89%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At September 30, 2023				At September 30, 2022			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 73	6	$ 1,361	-	$ -	5	$ 964
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 73	6	$ 1,361	-	$ -	5	$ 964

Net Charge-Offs (Recoveries)



(In Thousands)
$10
$5
$-
$(5)
$(10)
$(6)
$(4)
$(1)
$(2)
$(1)
$-
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 149,609	29%	$ 178,025	34%	$ 193,684	37%	$ 258	0%	$ 521,576	100%
Multi-Family	61,272	13%	268,566	59%	127,513	28%	-	0%	457,351	100%
Commercial Real Estate	15,383	18%	48,584	55%	23,987	27%	-	0%	87,954	100%
Construction	160	8%	1,502	71%	438	21%	-	0%	2,100	100%
Other	-	0%	104	100%	-	0%	-	0%	104	100%
Total	$ 226,424	21%	$ 496,781	47%	$ 345,622	32%	$ 258	0%	$1,069,085	100%

(1) Other than Inland Empire.

Geographic Location 09/30/23



0%
21%
32%
47%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	YTD2023	TOTAL
Loan Balance (In Thousands)	$32,332	$5,809	$11,124	$7,830	$11,681	$20,794	$165,904	$213,159	$51,584	$520,217
Weighted Avg. LTV (1)	46%	54%	61%	62%	57%	60%	62%	70%	74%	65%
Weighted Avg. Age (In Years)	16.43	7.11	6.33	5.32	4.32	3.17	2.21	1.22	0.45	2.76
Weighted Avg. FICO (2)	731	745	740	743	752	754	764	766	768	761
Number of Loans	167	15	20	20	20	32	211	305	73	863
Geographic Breakdown (%)										
Inland Empire	29%	12%	40%	39%	15%	18%	40%	26%	13%	29%
Southern California (3)	54%	53%	55%	49%	69%	32%	18%	34%	50%	34%
Other California	16%	35%	5%	12%	16%	50%	42%	40%	37%	37%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	YTD 2023	TOTAL
Loan Balance (In Thousands)	$69,625	$17,192	$25,195	$31,610	$68,280	$63,897	$90,915	$77,565	$22,501	$467,351
Weighted Avg. LTV (1)	40%	42%	40%	46%	44%	43%	43%	46%	35%	45%
Wt. Avg. Debt Coverage Ratio (2)	1.81x	1.72x	1.72x	1.46x	1.63x	1.80x	1.77x	1.59x	1.28x	1.66x
Weighted Avg. Age (In Years)	9.76	7.19	6.30	5.24	4.29	3.30	2.27	1.31	0.41	4.17
Weighted Avg. FICO (3)	757	796	754	754	758	761	760	761	757	758
Number of Loans	129	34	43	41	70	71	111	94	28	626
Geographic Breakdown (%)										
Inland Empire	16%	13%	22%	17%	13%	17%	14%	7%	0%	13%
Southern California (4)	50%	53%	61%	70%	69%	63%	49%	62%	61%	59%
Other California	34%	34%	17%	13%	18%	20%	37%	31%	39%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	YTD 2023	TOTAL (5) (6)
Loan Balance (In Thousands)	$14,285	$5,735	$5,106	$7,839	$9,916	$6,486	$5,489	$23,680	$9,407	$87,954
Weighted Avg. LTV (1)	34%	42%	43%	44%	40%	36%	44%	33%	35%	38%
Wt. Avg. Debt Coverage Ratio (2)	2.02x	1.68x	1.44x	1.51x	1.48x	2.03x	1.77x	1.70x	1.64x	1.71x
Weighted Avg. Age (In Years)	9.48	7.42	5.92	5.19	4.22	3.48	2.01	1.24	0.46	4.07
Weighted Avg. FICO (3)	746	777	790	754	763	725	779	774	785	766
Number of Loans	22	10	6	12	13	9	6	27	12	117
Geographic Breakdown (%)										
Inland Empire	43%	7%	2%	7%	19%	7%	44%	9%	12%	18%
Southern California (4)	43%	59%	74%	82%	42%	44%	29%	56%	76%	55%
Other California	14%	34%	24%	11%	39%	49%	27%	35%	12%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $32.5 million in Office; $36.7 million in Mixed Use ($28.1 million in Office/Retail, $4.8 million in Multi-Family/Retail, $899 thousand in Multi-Family/Office and $3.1 million in Other Mixed Use); $12.6 million in Retail; $10.6 million in Warehouse; $7.0 million in Mobile Home Park; $6.5 million in Medical/Dental Office; $1.0 million in Restaurant/Fast Food; $481 thousand in Automotive – Non-Gasoline; $328 thousand in Live/Work Unit; and $270 thousand in Light Industrial/Manufacturing.

(6) Consisting of $76.2 million or 86.7% in investment properties and $11.7 million or 13.3% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Strong Capital Ratios
- $7.0 million cash dividend from the Bank to the Company
- 4.28% cash dividend yield (approximately)
- Purchased approximately 36,000 shares of common stock in the first quarter of fiscal 2024

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
35,488
49,624
103,290
98,307
51,498
36,112
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23
Tier 1 Leverage Ratio	10.47%	9.74%	9.55%	9.58%	9.59%	9.25%
CET1 Ratio	19.58%	17.67%	17.87%	17.90%	18.50%	17.91%
Tier 1 Risk-Based Capital Ratio	19.58%	17.67%	17.87%	17.90%	18.50%	17.91%
Total Risk-Based Capital Ratio	20.47%	18.54%	18.74%	18.78%	19.38%	19.06%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23
Price /TBV	0.95x	0.95x	0.84x	0.80x	0.76x	0.74x	0.69x	0.71x